Morgan Stanley Financials Conference 2019 Greg D. Carmichael Chairman, President & Chief Executive Officer June 12, 2019 Exhibit 99.1

Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K, as updated by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this document. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) problems encountered by other financial institutions; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements; (13) failure of internal controls and other risk management systems; (14) losses related to fraud, theft or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) replacement of LIBOR; (24) weakness in the national or local economies; (25) global political and economic uncertainty or negative actions; (26) changes in interest rates; (27) changes and trends in capital markets; (28) fluctuation of Fifth Third’s stock price; (29) volatility in mortgage banking revenue; (30) litigation, investigations, and enforcement proceedings by governmental authorities; (31) breaches of contractual covenants, representations and warranties; (32) competition and changes in the financial services industry; (33) changing retail distribution strategies, customer preferences and behavior; (34) risks relating to the merger with MB Financial, Inc. and Fifth Third’s ability to realize anticipated benefits of the merger; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events or other natural disasters; and (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. If applicable, we provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 27 through 29 of our 1Q19 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, the Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

Focused banking franchise with national lending capabilities Regional footprint Out of footprint middle market and corporate banking FITB markets with a top 3 deposit share Financials for FITB from 3/31/19 10-Q;1CRE and total capital per regulatory filings as of 3/31/19; 2Stable retail deposits as defined in LCR disclosures as of 3/31/19. Commercial middle market Commercial real estate Corporate banking, leasing & industry verticals Banking beyond 10-state retail branch footprint Loan and lease mix Core deposit mix As of 1Q19 As of 1Q19 Commercial Consumer ex. CDs Consumer C&I/leasing Southeast MSAs of focus Asset based lending Residential mortgage Indirect consumer lending CRE 2nd lowest CRE as a percentage of capital among peers1 2nd highest stable retail deposits as a percentage of total deposits among peers2 CDs

March 22 – Closed merger May 3-5 – Conversion of all primary systems completed May 31 – Conversion of trust and brokerage systems completed June – First wave of personnel reductions completed No change to expense and revenue synergy targets: $255MM annual pre-tax expense savings by 1Q20; expect to realize 50% of expense synergy target in first 12 months, and achieve ~80% of run-rate savings by 4Q19 $60 - $75MM pre-tax benefit (net of expenses) from revenue synergies by 2022 Completed actions July 2019 – Close and consolidate remaining Chicago branches (totaling 47) September 2019 – Close and consolidate legacy MB Ann Arbor mortgage fulfillment December 2019 – Close remaining legacy MB data center and convert legacy MB payroll and benefits system (will mark completion of all system conversions) Remaining steps Successful conversion of MB Financial

Strategic priorities 1 2 Maintain credit, expense and capital discipline Invest to drive organic growth and profitability 3 Expand market share in key geographies Focused on generating positive operating leverage in all environments 4 Leverage technology capabilities to accelerate digital transformation

1 Technology is a key enabler throughout the bank

Technology investments


System maintenance & infrastructure
~45%
Enterprise digital & data initiatives
~25%
~20%
LOB growth & transformation
~10%
Security & compliance

In addition to leveraging 11 Fintech partnerships to further advance digital strategies

	Recent solutions	Current priorities
Enterprise digital & data initiatives	• Marketing analytics • Dobot savings app • ExpertAP, ExpertAR	• Digitizing all core loan and deposit products • Ability to bank anywhere, anytime
LOB growth & transformation	• Retail, Commercial banker sales tools • Mortgage LOS	• Process automation • Transaction speed and flexibility
Security & compliance	• AML and Fraud detection data science • Enhanced detection & response	• Increased prevention • Advance detection and response capabilities
System maintenance & infrastructure	• Public/private cloud • Migration of legacy infrastructure to open source solutions	• Platform simplification • Continued system modernization

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Collaboration across the bank to profitably grow and deepen relationships Increasing sales force and investing in technology throughout company to drive improved returns Continued assessment of commercial middle market opportunities in high-growth markets Capital Markets Treasury Management Preferred Banking Program in Retail Wealth & Asset Management Economically healthy high-growth markets Strong local talent Commitment to grow with full-service capabilities Dedicated credit teams Investing to drive organic growth and profitability 2

Expanded products and services (including digital/mobile offerings) Very attractive locational coverage with underpenetrated client base Focus on the upper end of middle market lending & asset-based lending Strong capital markets & TM capabilities Best-of-blend approach Market leadership position (3rd largest MSA) Best-in-class approach to credit and sales management Focus on the lower end of middle market & asset-based lending Unique expertise in leasing Business banking expertise Commercial Wealth Retail Broad middle market coverage Improved commercial client experience and enhanced offerings: Capital markets Industry vertical expertise Equipment leasing Asset based lending Balance sheet capacity Superior geographical coverage in Chicago with enhanced products and service Fifth Third MB Financial Fifth Third + MB Financial Leveraging complementary strengths to improve post-acquisition performance in Chicago 3 Strong wealth & asset management products and services Underpenetrated client base Improved wealth customer experience with enhanced offerings

3 Optimizing retail network by investing in key geographies

- Branch closures in Midwest expected to continue outpacing openings in higher growth Southeast markets through 2019; expect net openings starting in 2020
- Opportunity for ~$2BN deposit growth over 5 year period
- Key **in-footprint** markets of focus:
  - Raleigh-Durham, NC
  - Charlotte, NC
  - Nashville, TN
  - Atlanta, GA
  - Sarasota, FL

Deposit growth has outperformed in the Southeast despite lower market share, creating a compelling growth opportunity

	Deposits per branch[1]		Deposit growth rate[2]	
	Midwest[3]	Southeast[4]	Midwest[3]	Southeast[4]
FITB	$70MM	$58MM	3.9%	5.8%
MSA Average	$59MM	$77MM	3.0%	4.7%

Next-generation branch transformation



- Branch size ~40% smaller than legacy network with a shorter payback period
- Highly automated with reduced staffing levels
- Open meeting spaces instead of a focus on teller lines

[1]Deposits capped at $500 million per branch; [2]Deposit growth rate from 2013 to 2018; [3]IL, IN, KY, MI, OH, and WV; [4]FL, GA, NC, and TN

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Market share vs. household income growth Note: Peers are pro forma for announced/completed mergers; Deposits capped at $500 million per branch per FDIC Summary of Deposits as of June 30, 2018; 1Reflects deposit-weighted average household income growth from 2019 to 2024 per S&P Global Market Intelligence; 2Reflects percent of total company deposits with top 3 market share by MSA; 3Excludes JPM, BAC and WFC; 4Count of middle market companies (revenue of $20MM-500MM) per Dun & Bradstreet that reside in top 15 MSAs by deposits. Projected Household Income Growth1 % Deposits With Top 3 Market Share2 Peer Median3: 9.4% Peer Median3: 49% FITB Rank3 (out of 11) % Deposits With Top 3 Share#2 Projected HHI Growth#4 Market share and demographic trends position us well for future outperformance 4th most middle market client opportunities among peers4 Franchise is well-positioned for outsized growth 3

Peer Median Funding loan growth with core deposits while maintaining pricing discipline Maintaining strong credit risk profile 1Data from S&P Global Market Intelligence and 3/31/19 10-Q filings, securities portfolio cash flows calculated as full year proceeds from maturities, redemptions, paydowns, and calls of AFS and HTM securities divided by March 31, 3018 securities balances Well-managed securities portfolio to provide protection against rate volatility Peer Median Peer Median Nonperforming assets As of 1Q19 Peer Median Peer Median Maintaining disciplined approach across all risk types and focusing on through-the-cycle outperformance 4 Improvement in criticized assets Change from 4Q15 - 1Q19 Interest bearing core deposit cost Change from 1Q18 - 1Q19 Loans Avg. deposit & loan growth Change from 1Q18 - 1Q19 Deposits Last 12 months cash flows as a % of total securities portfolio1 40% y-y decline in NII at risk in a (100bps) scenario Total notional value of new derivatives added ($BN) (spot start) (1-year forward start) (1-year forward start) $8.0

Strategic priorities Focused on top quartile through-the-cycle performance to create long-term shareholder value 1 3 2 4 Leverage technology capabilities to accelerate digital transformation Maintain credit, expense and capital discipline Expand market share in key geographies Invest to drive organic growth and profitability